UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2010

METHODE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7401 West Wilson Avenue, Chicago, Illinois 60706

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 867-6777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2010, the Compensation Committee (the “Committee”) of Methode Electronics, Inc. (“Methode”) authorized awards of performance-based restricted stock (“RSAs”) and time-based restricted stock units (“RSUs”) to executive officers under Methode’s 2010 Stock Plan.  In addition, the Committee authorized tandem cash awards (“Tandem Cash Awards”) to executive officers under Methode’s 2010 Cash Incentive Plan.  A description of the material terms and conditions of these awards is set forth below.  These descriptions are qualified by reference to the full text of the Performance Based Restricted Stock Form Award Agreement, the Restricted Stock Unit Form Award Agreement and the RSA Tandem Cash Award Form Award Agreement attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively. On November 8, 2010, the Committee also approved the terms of a Cash Bonus Form Award Agreement to be used in the future for cash bonus awards under Methode’s 2010 Cash Incentive Plan.  A copy of the Cash Bonus Form Award Agreement is attached hereto as Exhibit 10.4.   In addition, the Committee and management agreed to amend the Change In Control Agreements to modify the definition of “Good Reason” and the circumstances pursuant to which an executive is entitled to certain additional payments.  A description of the material terms of the amendment is set forth below.  This description is qualified by reference to the full text of the Amendment to Change in Control Agreement attached hereto as Exhibit 10.5.

Performance-Based Restricted Stock Awards

Set forth below is a table outlining the number of RSAs awarded to our management team on November 8th.  The number of RSAs that will vest depends on the level of performance achieved in fiscal 2015.  The performance measure is Methode’s internal enterprise value at the end of fiscal 2015. For this purpose, internal enterprise value shall equal the product of (i) fiscal 2015 EBITDA and (ii) 7.5 (the historic multiple of EBITDA), subject to adjustment for cash, short-term investments, debt, preferred stock, certain equity issuances, certain acquisitions and changes in the dividend rate.  The awards reflect a threshold and a target level of performance.  In the event of a Change of Control, the number of RSAs that vest will depend on the Company’s external enterprise value as of the date of the Change of Control.  For this purpose, external enterprise value shall equal the fair market value of the Company as determined by the bona fide offer for the purchase of the Company’s Common Stock causing the Change of Control.  In the event of an executive’s termination of employment due to death, disability or qualified retirement prior to the end of fiscal 2015, vesting will be determined based on fiscal 2015 performance, subject to proration based on the date of termination.  Dividends will not be paid on the RSAs until the shares have vested.  At such time as the shares vest, the executive is entitled to a payment based on the dividends declared during the restricted period and the number of shares earned.

Name	Number of RSAs

Donald W. Duda President and Chief Executive Officer	200,000

Douglas A. Koman Chief Financial Officer, Vice President, Corporate Finance	80,000

Timothy R. Glandon Vice President and General Manager, North American Automotive	60,000

Joseph E. Khoury Vice President, Europe	60,000

Thomas D. Reynolds Chief Operating Officer	100,000

Total — Executive Group (7 people)	600,000

Total — Non-Executive Officer Employee Group (1 person)	40,000

Performance-Based Tandem Cash Awards

In connection with the RSAs, the Committee granted Tandem Cash Awards to our management team.  These cash incentive awards will become payable if Methode’s internal enterprise value at the end of fiscal 2015 exceeds the RSA target performance level.  If the target performance level for the RSAs is exceeded, the executives are entitled to a cash payment based on the level of performance achieved, 40% of the RSAs awarded to the executive and the closing price of our common stock as of May 1, 2015.  In the event of a change of control or a qualified termination event (death, disability or retirement), the Tandem Cash Awards will vest in the same manner as the RSA awards.

Time-Based Restricted Stock Unit Awards

Set forth below is a table outlining the number of RSUs awarded to our management team on November 8th.    The RSUs will vest 20% each year on the last day of Methode’s fiscal year and be 100% vested on the last day of fiscal 2015, provided the executive remains employed.  Shares of common stock underlying the vested RSUs will be delivered to the executive upon the earlier of executive’s termination of employment or a change of control.  In the event of a change in control prior to the end of fiscal 2015, all unvested RSUs will become immediately and fully vested.  Dividends will not be paid on the RSUs until the units have vested.  Following vesting and until the delivery of the underlying common stock, each executive is entitled to a quarterly payment in an amount equal to the aggregate per share cash dividend paid during the quarter multiplied by the number of vested RSUs held by the executive.

Name and position	Number of RSUs

Donald W. Duda President and Chief Executive Officer	100,000

Douglas A. Koman Chief Financial Officer, Vice President, Corporate Finance	40,000

Timothy R. Glandon Vice President and General Manager, North American Automotive	30,000

Joseph E. Khoury Vice President, Europe	30,000

Thomas D. Reynolds Chief Operating Officer	50,000

Total — Executive Group (7 people)	300,000

Total — Non-Executive Officer Employee Group (1 person)	20,000

Amendment to Change in Control Agreement

On November 8, 2010, the Committee and management agreed to amend the Change In Control Agreements to provide that in the event of a Change in Control occurring on or after May 1, 2015, the executives are no longer entitled to a Gross-Up Payment.  In addition, the amendments modify the definition of “Good Reason” to require the executive to provide Methode with notice and an opportunity to cure in the event the executive believes he has grounds to terminate employment with “Good Reason” as provided in the Change in Control Agreement.

Item 9.01                                             Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Performance Based Restricted Stock Form Award Agreement

10.2	Restricted Stock Unit Form Award Agreement

10.3	RSA Tandem Cash Award Form Award Agreement

10.4	Cash Bonus Form Award Agreement

10.5	Form of Amendment to Change in Control Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.

Date: November 12, 2010	By:	/s/ Douglas A. Koman
Douglas A. Koman
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Performance Based Restricted Stock Form Award Agreement
10.2	Restricted Stock Unit Form Award Agreement
10.3	RSA Tandem Cash Award Form Award Agreement
10.4	Cash Bonus Form Award Agreement
10.5	Form of Amendment to Change in Control Agreement